FOR IMMEDIATE RELEASE

Innodata Appoints Admiral Michael S. Rogers, Former NSA Director and Commander of U.S. Cyber Command, to Its Board of Directors

One of the nation’s most senior cyber and intelligence leaders will help guide Innodata’s strategy as it accelerates Federal and cyber-related AI initiatives.

NEW YORK, NY / ACCESS Newswire / September 15, 2026 / INNODATA INC. (Nasdaq: INOD) today announced the appointment of Admiral Michael S. Rogers, U.S. Navy (Retired) — the former Director of the National Security Agency (NSA) and Commander of U.S. Cyber Command — to its Board of Directors, effective immediately. One of the highest-ranking cyber and intelligence leaders ever to serve the United States, Admiral Rogers joins at a pivotal moment, as the AI industry, enterprises and the Federal government alike wrestle with how to make increasingly capable AI systems safe and secure — and as Innodata accelerates its Federal practice launched last Fall and launches new capabilities designed specifically to make AI systems demonstrably safe and secure.

“There is no one better positioned to help guide this chapter of Innodata’s growth than Admiral Rogers,” said Jack Abuhoff, Chairman and Chief Executive Officer of Innodata. “He has operated at the very center of the nation’s cyber defense — leading the NSA and U.S. Cyber Command through some of the most consequential years in the field’s history. As AI reshapes both the offense and the defense of cyberspace, Mike’s judgment, credibility, and relationships will be invaluable. We are honored to welcome him to our Board.”

“The security of artificial intelligence is now inseparable from the security of the nation,” said Admiral Rogers. “What drew me to Innodata is a clear-eyed focus on the hardest and most important part of the AI challenge – data and evaluation. I look forward to helping the Company advance its mission at a moment when it could not matter more.”

About Admiral Michael S. Rogers

Admiral Rogers retired in 2018 as a four-star Navy officer after concurrently serving from 2014 to 2018 as both Director of the National Security Agency and Commander of U.S. Cyber Command. In those roles, he led the nation’s premier signals-intelligence organization and the unified command responsible for defending U.S. military networks and conducting cyber operations worldwide, and he advised the President, the Secretary of Defense, the Director of National Intelligence, and Congressional leaders on cyber threats. During his tenure he helped transform and elevate U.S. Cyber Command into a unified combatant command.

Over a Navy career spanning more than three decades, Admiral Rogers served as Commander of U.S. Fleet Cyber Command and the U.S. Tenth Fleet, with responsibility for all of the Navy’s cyberwarfare efforts, and as Director of Intelligence for both U.S. Pacific Command and the Joint Chiefs of Staff. He was the first Information Warfare Community officer to achieve the rank of admiral. Since retiring from the Navy, he has served as Senior Advisor to the Brunswick Group and has advised and served on the boards of leading cybersecurity organizations. He currently also serves on the Board of Directors of Science Applications International Corporation, a Fortune 500 provider of technology and mission solutions to the U.S. government.

Admiral Rogers holds a bachelor’s degree in business from Auburn University and a master’s degree in national security from the National Defense University, where he graduated with highest distinction, and is a graduate with distinction of the U.S. Naval War College. He is an MIT Seminar XXI fellow and a Harvard University Senior Executive in National Security alumnus.

A Board designed to help guide Innodata’s Federal and enterprise strategies

Admiral Rogers joins an Innodata Board that has been deliberately assembled for this moment. He follows the recent appointments of General (Retired) Richard D. Clarke, former Commander of U.S. Special Operations Command, who serves on the board of General Dynamics and as a trustee at MITRE, and Daniel H. (Don) Callahan, a veteran technology and operations executive with more than 40 years of leadership across Citigroup, Morgan Stanley, and IBM.

The appointment also builds on the momentum of Innodata’s Federal Practice, announced last Fall, which brings the Company’s data engineering, model evaluation, and AI enablement capabilities to U.S. government and defense-related missions. It also underscores Innodata’s deepening focus on AI agent trust and safety — a capability the Company is bringing to both Federal missions and enterprise adopters of agentic AI. As government agencies and enterprises move from experimenting with AI to deploying autonomous agents at scale, Innodata believes independent evaluation and safety assurance will be essential to trusted adoption. Admiral Rogers’ experience at the intersection of national security and cyber operations is expected to help guide the Company’s work in this critical area.

About Innodata

Innodata (Nasdaq: INOD) is a global data engineering company. We believe that data and Artificial Intelligence (AI) are inextricably linked. Our mission is to enable the responsible advancement of artificial intelligence by providing the data, evaluation frameworks, and human expertise required to build AI systems that can be trusted at scale. We provide a range of transferable solutions, platforms, and services for Generative AI / AI builders and adopters. In every relationship, we honor our 36+ year legacy delivering the highest quality data and outstanding outcomes for our customers.

Visit www.innodata.com to learn more.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements include, without limitation, statements concerning our operations, economic performance, financial condition, developmental program expansion and position in the AI services market. Words such as “project,” “forecast,” “believe,” “expect,” “can,” “continue,” “could,” “intend,” “may,” “should,” “will,” “anticipate,” “indicate,” “guide,” “predict,” “likely,” “estimate,” “plan,” “potential,” “possible,” “promises,” or the negatives thereof, and other similar expressions generally identify forward-looking statements.

These forward-looking statements are based on management's current expectations, assumptions and estimates and are subject to a number of risks and uncertainties, including, without limitation, impacts resulting from ongoing geopolitical conflicts; anticipated and actual use cases and outcomes; investments in large language models; that contracts may be terminated by customers; projected or committed volumes of work may not materialize; pipeline opportunities and customer discussions which may not materialize into work or expected volumes of work; the likelihood of continued development of the AI markets, particularly new and emerging markets, that our services support; the ability and willingness of our customers and prospective customers to execute business plans that give rise to requirements for our services; continuing reliance on project-based work and the primarily at-will nature of such contracts and the ability of these customers to reduce, delay or cancel projects; potential inability to replace projects that are completed, canceled or reduced; revenue concentration among a limited number of customers; our dependency on third-party providers and partners; our ability to achieve revenue and growth targets; difficulty in integrating and deriving synergies from acquisitions, joint ventures and strategic investments; potential undiscovered liabilities of companies and businesses that we may acquire; potential impairment of the carrying value of goodwill and other acquired intangible assets of companies and businesses that we acquire; a continued downturn in or depressed market conditions; changes in external market factors; the potential effects of U.S. global trade and monetary policy, including the interest rate policies of the Federal Reserve; changes in our business or growth strategy; the emergence of new, or growth in existing competitors; various other competitive and technological factors; our use of and reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; and other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission (“SEC”).

Our actual results could differ materially from the results referred to in any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks discussed in Part I, Item 1A. “Risk Factors,” Part II, Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and other parts of our Annual Report on Form 10-K, filed with the SEC on February 26, 2026, and in our other filings that we may make with the SEC. In light of these risks and uncertainties, there can be no assurance that the results referred to in any forward-looking statements will occur, and you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof.

We undertake no obligation to update or review any guidance or other forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by the U.S. federal securities laws.

Company Contact

Aneesh Pendharkar

investor@innodata.com

(201) 371-8000

# # #